Exhibit 99.1

Script for First Financial Holdings, Inc. presentation of 8/21/03.

Slide 1

  Introduction
  Thank sponsors

First Financial Holdings, Inc.

Charleston, South Carolina

South Carolina

Bank Investors Symposium

2003

A. Thomas Hood

President and CEO

August 21, 2003

1

Slide 2

  FD disclosure

Forward-looking Statements

Our presentation today discusses First Financial's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecasts of financial or other performance measures and statements about First Financial's general outlook for economic and business conditions. We also may make other forward-looking statements in responding to questions during or following this presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from our most recent earnings press release and the Form 10-K we filed for the year ended September 30, 2002. Forward-looking statements are effective only as of the date they are made and First Financial assumes no obligation to update information concerning its expectations.

2

Slide 3

First Financial's operations are conducted primarily through four companies - the bank - First Federal - and the First Southeast Group, consisting of a full service broker/dealer - First Southeast Investor Services; First Southeast Fiduciary and Trust Services, which provides trust services to bank customers and others; and one of South Carolina's largest insurance agencies - First Southeast Insurance Services.

First Financial Holdings, Inc.

Charleston, South Carolina

First Federal

FIRST SOUTHEAST
Investor Services, Inc.

FIRST SOUTHEAST
Fiduciary & Trust Services Inc.

FIRST SOUTHEAST
Insurance Services, Inc.

KINGHORN
Insurance Services, Inc.

JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.

3

Slide 4

To outline the presentation, I will:

  Give you a quick profile of First Financial;
  Describe the strategic direction of the Company;
  Talk about our commitment to sales and service excellence;
  Discuss a key strength -- our people;
  Discuss our insurance sales and services and our focus on non-interest income growth;
  Briefly describe our distribution systems and the markets we serve;
  And, review financial performance.

Outline

- Corporate Profile
- Strategic Direction
- Sales and Service Excellence
- Human Capital
- Insurance Sales and Services
- Non-Interest Income Growth
- Distribution Channels
- Markets Served
- Financial Performance

4

Slide 5 - Corporate Profile

(read slide)

Corporate Profile

- 3rd largest financial institution headquartered in South Carolina
- Broad-base of banking, investment and insurance products serving consumers and businesses
- Significant presence in attractive, high growth coastal markets
- One of the largest independent insurance agencies in South Carolina

5

Slide 6

(read slide) - (at June 30, 2003)

Corporate Profile

June 30, 2003

(amounts in thousands)

A Community Bank offering consumer and business banking, insurance, investment and trust products and services

• NASDAQ ticker	FFCH
• Total Assets	$ 2,269,045
• Net Loans	$ 1,811,647
• Total Equity	$ 161,959
• Equity/Assets	7.14%
• Market capitalization	$ 345,545
• 5 Year Average Compounded Growth Rate	
– Assets	3.90%
– Net Income	11.11%
– Earnings per share	12.04%

6

Slide 7

History:

A real quick comparison to the SunTrust Robinson Humphrey selected companies:

  We have a smaller market cap
  Trade at a much higher price to book
  And a slightly lower P/E
  And have a higher dividend yield

Corporate Profile
Trading Data

In thousands except per share data, as of August 6, 2003

	FFCH	STRH
Stock Price	$29.08	--
Market Capitalization	368,000	425,000
Price/Book	2.51x	1.83x
2003E P/E	14.2x	14.5x
Dividend Yield	2.6%	1.6%

Source: SunTrust Robinson Humphrey (STRH)
Market Statistics on Selected Financial Institutions
Savings and Loan Averages

7

Slide 8

As to our customer profile:

  We serve almost 112,000 banking households;
  22,500 insurance households;
  Right at 4,500 investment or trust households;
  42% of banking households have 3 or more banking services;
  65% 50+ households have 3 or more banking services;
  And, 54% of our banking households have a demand account relationship with the bank.

Corporate Profile

Household Relationships

June 30, 2003

112,000	Banking households served
22,500	Insurance households served
4,500	Investment/Trust households served
42%	Households with 3 or More Products
65%	50-Plus Club Households with 3 or More Products
54%	Retail Households With A Demand Account Relationship

8

Slide 9 - History

(read slide)

This is a very brief history of major corporate changes.

  We were chartered in 1934.
  Have been a public company for the past 20 years (and over that 20-year period, have provided an annualized return of about 16% for our shareholders).
  We have done little in the way of acquisitions on the bank side - we acquired Peoples Federal in 1992 and Investors Savings Bank in 1997.
  In August of last year, we consolidated the banks into one common identity across all markets.

Corporate Profile
History

- First Federal of Charleston was chartered in 1934.
- First Federal converted to a federally-chartered stock company in November 1983.
- First Financial Holdings, Inc. incorporated in Delaware in September 1987 with reorganization of First Federal into holding company effective June 30, 1988.
- First Financial acquired Peoples Federal Savings and Loan Association, Conway, SC, on October 9, 1992.
- First Financial's acquisition of Investors Savings Bank of South Carolina in Florence, SC was completed in November 1997. Investors Savings was merged into Peoples Federal.
- First Federal and Peoples Federal consolidated into one charter August 30, 2002.

9

Slide 10 - Strategic Direction

(read slide)

Strategic Direction

- Major Commitment to Sales and Service Excellence
- Build and Retain the High-Quality Workforce/Family-Friendly Workplace
- Continued Expansion of Insurance, Investment and Trust Businesses - the First Southeast Group
- Aggressive sales of Bank Products and Services in Insurance Households
- Continued Efforts to Accelerate Non-Spread Revenues
- Significant Investments in Retail Banking Offices and Other Distribution Channels in Attractive Markets
- Expansion of Internet Banking Products and Services
- Increased Emphasis on Sales of Banking Products and Services for Small and Medium-sized Businesses

10

Slide 11

  All of our companies have an exceptional history of service excellence.
  In 1997, we introduced the "Champions" program to every person in the company.
  And, there is a very, very strong commitment to the program at every level of the organization.
  Weekly sales meetings are held in all retail and service units.
  We have changed the culture of the company - from one of service excellence to a culture of sales and service excellence.
  In 2000, we introduced a program modeled after the "Champions" program for all of our service employees called "breakthrough service," which has now been rolled out to all our First Southeast companies.

Sales and Service Excellence

- Strong Culture of Service Excellence
- Cohen Brown Sales Program “Champions”- Introduced in 1997
- Absolute Commitment to Sales Excellence at Every Level
- “Breakthrough Service” Program Initiated in Fiscal 2001

11

Slide 12

  We have a very experienced management team.
  Significant resources are invested in staff training - no teller, financial services representative goes before a customer before completing a rigorous training program.
  We have a very strong sales and service culture.
  Our people make decisions in front of customers (absolutely essential to a successful community bank model).
  All lenders, financial services representatives, trust and investment sales personnel - all receive incentive based compensation.
  In fact almost 34% of all of our management and employees are now incentive compensation based.

First Financial's Human Resources Strategies

- Experienced, Motivated Management Team
- Qualified, Well-trained Staff
- Appropriate Levels of Authority and Responsibility
  - Decisions Made in Front of Customers
- Increasing Use of Incentive based compensation
  - 33.9% of Total Employees Incentive Based

12

Slide 13 - Executive Management

(read slide)

Corporate Profile
Executive Management

Name	Title	Age	Experience
A. Thomas Hood	President & CEO	57	27 years
Susan E. Baham	Senior Vice President & CFO	53	32 years
Charles F. Baarcke, Jr.	Senior Vice Presient & Chief Lending Officer	56	28 years
John L. Ott	Senior Vice President, Retail Banking	55	32 years
Clarence A. Elmore	Senior Vice President, Coastal Region	42	21 years

13

Slide 14

  First Financial places significant emphasis on supporting family friendly policies and programs in the work place.
  We make it very easy for our employees to volunteer for schools and non-profit organizations. (It is part of our culture.)
  We have tuition reimbursement and grant programs for both full-time and part-time employees.
  We offer flexible work schedules and part-time employment opportunities.
  We offer a child care resource and referral service and subsidize employee child care expenses.
  We are also investigating elder care referral services and may add a subsidy program.
  As a result of these and other practices, our turn over rate for full-time staff has declined from the 9% area in fiscal 2000 and 2001 to 6% in 2002.

Family Friendly Workplace

- A Strong Commitment to Supporting Family Friendly Policies and Programs in the Workplace
- Flexible Employee Volunteer Program for Schools and Non-profits
- Tuition Reimbursement/Tuition Grant Programs for Full and Part-time Employees
- Flexible Work Schedules and Part-time Options
- Childcare Resource and Referral Service
- Childcare Subsidy Program

14

Slide 15

  One of our key advantages is the quality, knowledge and experience of our management team.
  They average 18 years of experience with the company and 25 years experience in banking, investment, trust or insurance services.
  Retail sales office managers average 12 years with our company, most of that at the same office location, and our bank retail sales personnel have significant levels of experience.
  Our insurance representatives average 7 years with our company and average 15 years of industry experience.
  Our investment representatives average 7 years with first southeast and average 19 years of investment experience.
  Our tellers average four years with our company and full-time tellers average almost five and one-half years with the bank.

Human Capital

Average Years with the Company
June 30, 2003

Years
20
16
12
8
4
0
18
12
9
7
7
4
Management Team
Sales Office Managers
Financial Services Reps.
Investment Officers
Insurance Reps.
Tellers

15

Slide 16

All of the companies' compensation and benefit systems are linked to superior performance:

  The vast majority of the 36 members of our management team exceed their targets for stock ownership ranging from one times total salary to four times total salary;
  All members of the management team participate in a performance-based compensation or bonus plan;
  Our directors' performance plan is ROE target driven;
  57 of our employees participate in our stock option plan;
  86% of our employees own First Financial stock;
  And, insider ownership now totals 16%.

Performance Drivers

- Targets for Management Team Stock Ownership- One to Four Times Compensation
- Specific Goals for Management Performance Plan - ROE Driven
- Performance Plan for Directors - ROE Driven
- 57% Employees Have Earned Stock Options
- 86% Employees Own Company Stock
- 16% of Shares Owned by Directors, Officers & Employees

16

Slide 17

We have been in the insurance agency business since 1986. Total insurance revenues for fiscal 2002 were just over $13.5 million with 44% coming from personal lines and 56% from commercial lines. Some major companies represented include Allstate, Selective, Auto-Owners, Travelers, Harleysville, Zurich, Companion, Hartford and Chubb. In fact, First Southeast Insurance is the largest independent Allstate representative in the nation.

Insurance Sales and Service
Agency Profile

- Total Revenues: $13.6 million
- 44% Personal Lines/ 56% Commercial Lines
- Major Companies represented: Allstate, Selective, Auto-Owners, Travelers, Harleysville, Zurich, Companion, Hartford and Chubb
- Total Insurance Households: 22,500
- Largest Independent Allstate Representative in the United States.

17

Slide 18

Insurance revenues increased 91% for fiscal 2002, mostly as a result of the Kinghorn insurance acquisition in fiscal 2001. Year-to-date in fiscal 2003, insurance revenues are up 36% over the same period in fiscal 2002.

Insurance Revenues

(amounts in thousands)

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,766
$1,850
$1,951
$2,837
$5,230
$9,966
$7,189
$10,119
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mo. Jun-02
9 mo. Jun-03

18

Slide 19

We have increased revenues significantly through acquisitions. In the past four years we have added over $55 million in premiums. In addition we operate a private mortgage reinsurance company, which reinsures mortgage insurance on loans originated by the bank. We also are an investor (own 14.3%) in family financial - a life insurance company headquartered in Louisiana that specializes in mortgage life, credit life, and term life and has recently introduced debt cancellation products.

Insurance Acquisitions

(amounts in millions)

Company	Date	Market	Premiums Written
Adams Insurance	1990	Personal lines	$ .8
Magrath Insurance	1992	Mixed lines	$ 3.9
Epps-McLendon	1995	Personal lines	$ 3.4
Associated Insurors	2000	Commercial lines	$ 11.5
Kinghorn Insurance	2001	Mixed lines, group health	$ 21.0
Johnson Insurance	2002	Commercial lines, Third Party Administrator	$ 18.0
Woodruff Agency (merged - Johnson Ins.)	2003	Commercial lines	$ 5.0

Other Insurance Operations

First Southeast Reinsurance	Private mortgage reinsurance
Family Financial (14.3% ownership)	Mortgage life, credit life, debt cancellation and term life insurance

*In May 2003, acquired Book of Business of a self-funded health insurance third party administrator with annual fees of $330,000

19

Slide 20

Non-interest income from insurance, brokerage, and trust services is growing much faster than other non-interest income and totaled more than $12 million in fiscal 2002, up 74%. Year-to-date fiscal 2003 revenues are up 33% over the first nine months.

Insurance, Brokerage and Trust Revenues

(amounts in thousands)

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$2,352
$2,721
$3,272
$4,724
$7,064
$12,270
$8,971
$11,926
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mo. Jun-02
9 mo. Jun-03

20

Slide 21

  Total non-interest revenues have grown 102% over the last three fiscal years with substantial growth in insurance and brokerage revenues.
  Total non-interest revenues were up 24% in fiscal 2002 and are up 27% thus far in 2003.
  Non-interest revenues now total 33% of total revenues.

Non-Interest Income

(amounts in thousands)

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$12,296
$13,357
$15,314
$18,310
$24,918
$30,959
$22,768
$28,973
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mos. Jun-02
9 mos. Jun-03

21

Slide 22

(read slide)

Other Income Distribution

Fiscal 2002

$3,710
Other
12%
$5,630
Mortgage Banking/loan servicing
18%
$9,349
Deposit Fees
30%
$2,304
Brokerage and Trust
7%
$9,966
Insurance
33%

22

Slide 23

Strong growth in demand deposits-both retail and commercial accounts - has resulted in significant growth in deposit account fees (which were up 12% in fiscal 2001, 10% in 2002 and are up 14% year-to-date in fiscal 2003).

Demand Deposit Accounts and Deposit Account Fees

(dollars in thousands)

100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
54,752
60,174
65,932
72,561
79,581
80,132
81,421
84,110
$5,621
$5,814
$6,586
$7,593
$8,489
$9,349
$6,908
$7,863
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mos Jun- 02
9 mos Jun-03
Service Charges & Fees
# of Demand Deposits

23

Slide 24

First Financial does business in four primary markets: the Charleston area, the Grand Strand/Myrtle Beach area, the Florence market and the Hilton Head/Bluffton market. We also serve several other markets, including Georgetown and Brunswick County in North Carolina.

First Financial Holdings, Inc.

Markets

Florence
Lake Wylie
Lake City
Conway
Sunset Beach, NC
Myrtle Beach
Columbia
Charleston
Hilton Head Island
Retail Banking Offices
First Southeast Insurance Services
First Southeast Investor Services
First Southeast Fiduciary and Trust Services

24

Click (slide 24)

  We have 45 bank sales offices -- 3 in Hilton Head, 21 in the Charleston area, 16 in the Grand Strand area and coastal North Carolina, and 5 in Florence.
  4 of these locations are in Wal*Mart superstores - monthly these branches produce 3 times the number of demand account relationships of traditional branches.

Click (slide 24)

  We have 10 insurance sales offices (including our recent acquisitions, Johnson Insurance and the Woodruff Agency in Columbia, SC). These offices currently produce $80 million in premiums annually. In 2001 we opened our first office in Brunswick County, North Carolina.

Click (slide 24)

  We have 14 investment and trust offices located inside bank sales office locations throughout the region.
  Assets under care/management in our investment and trust business now exceed $35 million.

Slide 25

  And, a system of 49 ATMs.

Distribution Systems

- Bank sales locations 45
  - (4 Bank Sales offices in Wal*Mart Superstores)
- Insurance sales locations 10
  - Premiums written $ 80 million
- Investment centers and Trust offices 14
  - (Located in Bank Sales Offices)
  - Assets under care/management $ 352.7 million
- ATMs 49

25

Slide 26

  We have a rapidly growing internet banking service we introduced in May 2000.
  At June 30, we have almost 18% of total bank households and over 22% of deposit households using this service.

Internet Banking Growth

Households and Businesses

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
3,563
6,384
9,383
12,164
15,564
17,676
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03

26

Slide 27

  Our markets include 28% of the population in South Carolina based on 2000 census information.
  Population is growing significantly faster in First Financial markets than in South Carolina and the country.
  Job growth in the most recent 10-year period in First Financial markets is almost double the growth of South Carolina and the country.
  Per capita income is above the South Carolina average.
  Of particular importance, these markets have a larger concentration of residents 55 and older, an important target group for the bank and the First Southeast group.

Market Characteristics

	Population 2000[1]	Pop. Growth 1990-2000[1]	Job Growth 1990-2000[2]	Per Capita Income 2000[1]	Unemployment[2] June 2003	Residents 55+ 2000[1]
Charleston MSA	549,033	8.3%	19.8%	$26,282	5.0%	18.9%
Myrtle Beach MSA	196,629	36.5%	45.3%	$23,315	4.2%	26.3%
Florence MSA	125,761	10.0%	12.3%	$24,517	8.1%	21.0%
Beaufort Co.	120,937	39.9%	50.8%	$32,112	3.0%	26.1%
Georgetown Co.	55,797	20.5%	15.3%	$21,892	11.6%	26.7%
Brunswick Co., NC	73,143	43.5%	40.8%	$20,178	6.3%	31.6%
FFCH Markets	**1,121,300**	**18.2%**	**26.4%**	**$25,576**	**5.4%**	**22.4%**
SC	**4,012,012**	**15.1%**	**14.0%**	**$23,538**	**6.6%**	**21.4%**
US	**275,306,000**	**13.2%**	**13.9%**	**$28,546**	**6.4%**	**20.4%**

[1] US Census Bureau
[2] NC & SC Employment Securities Commissions

27

Slide 28

First Financial enjoys significant shares in key deposit markets.

Well Positioned In Key Markets

June 30, 2002

(amounts in millions)

Deposits

Institution	Share	Institution	Share
Charleston MSA - $6,074,238 total deposits		**Myrtle Beach MSA** - $3,317,947 total deposits	
1. Wachovia	17.8%	1. Coastal	15.0%
2. First Federal	14.7%	2. Conway National Bank	13.6%
3. Bank of America	14.1%	3. Carolina First	11.8%
4. South Carolina FCU	11.6%	4. Bank of America	10.3%
5. First Citizens	5.3%	7. First Federal	6.7%
Beaufort County - $2,129,596 total deposits		**Florence MSA** - $1,501,267 total deposits	
1. Lighthouse Community	16.5%	1. Wachovia Bank	21.0%
2. Wachovia	14.5%	2. Branch Banking & Trust	16.8%
3. Bank of America	13.8%	3. First Federal	12.0%
4. South Carolina B&T	9.0%	4. Citizens Bank	5.9%
11. First Federal	2.8%	5. First Reliance Bank	5.8%
Georgetown County - $671,144 total deposits		**Brunswick County** - $886,815 total deposits	
1. Carolina First Bank	24.8%	1. BB&T	47.8%
2. Plantation FSB	18.6%	2. Security Savings Bank	20.0%
3. Wachovia Bank	10.8%	3. Coastal Federal	11.3%
4. First Federal	9.3%	4. First Citizens Bank & Trust	7.3%
5. First Citizens	9.0%	8. First Federal	1.0%

All data from Sheshunoff BranchSource 2003 (data as of June 30, 2002) except Brunswick County - FDIC data as of 6/30/02

28

Slide 29

A brief review of our recent financial performance.

Slide 30

We are approximately $2.3 billion in assets at June 30, 2003. The lack of asset growth in recent periods is the result of a much larger proportion of single-family real estate loans being sold in the secondary market and our focus on acquiring service related businesses.

Assets

(amounts in billions)

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.77
$1.84
$2.07
$2.26
$2.33
$2.26
$2.26
$2.27
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Jun-02
Jun-03

Slide 31

These are net loan originations after refinance activity. Fiscal year to date 2003 net originations are down slightly from the same period of fiscal 2002. Year 2002 total net loan originations increased 14% from 2001. (At March 31, 2003, consumer and commercial business lending was 36% of total lending.)

Loans Originated

(amounts in thousands)

$800,000
$600,000
$400,000
$200,000
$0
$396,831
$585,470
$740,574
$654,157
$693,669
$788,670
$600,237
$587,109
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mos. Jun-02
9 mos. Jun-03

31

Slide 32

This gives you a picture of how our loan composition has changed over the past four years and the first 9 months of fiscal 2003.

  We continue to put more emphasis on expanding consumer and business lending.
  As a result, those balances have continued to grow as a part of our total loan portfolio.
  Consumer, construction, and commercial business and real estate loans now represent 40% of total loans.

Loan Portfolio

(amounts in millions)

$1,119
Residential Real Estate
69%
$64
Construction
4%
$173
Consumer
11%
$138
Commercial Real Estate
9%
$84
Land & Lots
5%
$34
Commercial Business
2%
$1,071
Residential Real Estate
57%
$65
Construction
4%
$383
Consumer
21%
$113
Commercial Real Estate
6%
$53
Land & Lots
3%
$171
Commercial Business
9%

9/30/1998 6/30/2003

32

Slide 33

At the end of fiscal 2002, non-performing assets were 67 basis points of total assets. Net charge-offs have been very low for the past five years and were 31 basis points in fiscal 2002. Obviously larger portfolios of commercial and consumer loans have resulted in increased levels of charge-offs.

Credit Quality

NPA's/Assets
1.44%
0.71%
0.62%
0.64%
0.63%
0.67%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02

Net Charge-offs/Average Net Loans
0.14%
0.11%
0.06%
0.11%
0.24%
0.31%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02

Provision
in thousands
$2,435
$2,405
$2,765
$2,745
$4,975
$5,888
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02

Allowance/Non-Performing Loans
87%
178%
202%
179%
141%
130%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02

33

Slide 34

Total problem assets were $14.4 million at June 30, 2003, down 31% from June 30, 2002.

Problem Assets

June 30, 2003
(amounts in thousands)

Non-accrual Loans	$ 10,006
Loans 90 Days or More Past Due	31
Renegotiated Loans	297
REO through Foreclosure	4,074
TOTAL	$ 14,408
NPA/Total Assets	.63%
YTD Net Charge-offs/Average Net Loans	.38%
Allowance/Non-Performing Loans	146%

34

Slide 35

Transaction accounts - checking, money market deposits and statement savings - now make up 55% of total deposits. Certificates of deposit are substantially all in market, retail deposits.

Deposit Composition

June 30, 2003
(amounts in millions)

$385
Checking
26%
$655
CDs
45%
$279
Money Market
19%
$144
Statement
Savings
10%

35

Slide 36

  The company continues to grow lower costing demand deposit balances with considerable growth in our seniors banking program.
  Balances of demand deposits were up 7% in fiscal 2002 and are up 19% the first nine months of fiscal 2003 as compared to the same period in fiscal 2002.

Demand Deposits

(amounts in millions)

$400
$350
$300
$250
$200
$150
$100
$50
$0
$139
$162
$185
$210
$309
$330
$324
$385
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Jun-02
Jun-03

36

Slide 37

Net interest income has declined 4% over the same nine-month period last fiscal year. This is due in part to assets declining and to a slowing of liability repricing.

Net Interest Income

(amounts in thousands)

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,019
$54,656
$60,438
$62,754
$70,369
$82,684
$62,043
$59,642
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mos. Jun-02
9 mos. Jun-03

37

Slide 38

Net spreads substantially improved in 2002 and we still had a slight improvement in the first nine months of 2003.

Net Interest Spread

7.79%
7.73%
7.50%
7.71%
7.87%
7.12%
6.55%
4.90%
4.89%
4.51%
4.94%
4.87%
3.43%
2.84%
2.89%
2.54%
2.61%
2.77%
3.00%
3.69%
3.71%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Jun-03
Yield on Earning Assets
Rate on Interest Bearing Liabilities
Net Interest Spread

38

Slide 39

The Fed's actions to lower short-term interest rates have had a significant impact on deposit interest costs. We believe we are at the bottom of that cycle today.

Average Cost of Deposits

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.47%
4.48%
4.52%
4.46%
3.79%
3.40%
3.14%
2.66%
2.38%
2.22%
2.01%
1.82%
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03

39

Slide 40

We have been maintaining our efficiency ratio at or below 60% for several years, despite the insurance and brokerage businesses not having bank-like efficiency ratios. Thus far in fiscal 2003, continued increases in health care costs, the acquisition of Johnson Insurance, bank consolidation expenses, and a significant impairment of our loan servicing asset negatively impacted this ratio. If adjusted to exclude the loan servicing asset adjustment, our efficiency ratio would be 57.9% for the current nine-month period.

Efficiency Ratio

62%
60%
58%
56%
54%
52%
59.48%
59.00%
57.23%
59.45%
58.76%
56.29%
57.28%
59.83%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mo. Jun-02
9 mo. Jun-03

40

Slide 41

Net income increased 46% over the past three fiscal years and was up 25% in fiscal 2002. Fiscal year to date net income is down 5% but core earnings are up.

Net Income

(amounts in thousands)

$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$14,908
$17,089
$19,307
$19,928
$22,559
$28,152
$21,389
$20,362
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mo. Jun-02
9 mo. Jun-03

41

Slide 42

Core earnings per share were up 24% in fiscal 2002 and are flat in fiscal year to date 2003.

Core Earnings Per Share

(diluted)

Sep-97
$1.08
Sep-98
$1.21
Sep-99
$1.40
Sep-00
$1.47
Sep-01
$1.64
Sep-02
$2.04
9 mo. Jun-02
$1.54
9 mo. Jun-03
$1.54

42

Slide 43

Return on equity exceeded 15% for the past three fiscal years and was 17.3% for our latest fiscal year. We are currently at 16.6% for the first nine months of 2003.

Core Return on Average Equity

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.1%
14.4%
15.4%
15.2%
15.3%
17.3%
17.6%
16.6%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
9 mo. Jun-02
9 mo. Jun-03

43

Slide 44 - Stock Performance

This tracks our performance over the last two years. We closed yesterday at $28.24.

Stock Performance

Monthly Share Volume (thousands)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$35
$30
$25
$20
$15
$10
$5
$0
Closing price at month-end
8/01
9/01
10/01
11/01
12/01
1/02
2/02
3/02
4/02
5/02
6/02
7/02
8/02
9/02
10/02
11/02
12/02
1/03
2/03
3/03
4/03
5/03
6/03
7/03

44

Slide 45

The company increased its cash dividend in the first quarter of fiscal 2003 to 19 cents per share, a 12% increase over the prior year. Cash dividend increases have averaged 12% over the past three fiscal years.

Consistent Dividend Growth

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.28
$0.32
$0.36
$0.42
$0.48
$0.56
$0.62
$0.68
$0.76
1995
1996
1997
1998
1999
2000
2001
2002
2003

45

Slide 46

We have been a very active repurchaser of our common stock over the last three years. Currently, we have repurchased 11.5% of the current 650 thousand share repurchase plan, which expires March 31, 2004.

Stock Repurchase Programs

Starting Date	Ending Date	Shares Authorized	Shares Repurchased
5/27/03 -	3/31/04	650,000	75,000*
10/25/02 -	6/30/03	650,000	650,000
9/17/01 -	9/30/02	600,000	477,800
2/25/00 -	9/30/00	500,000	93,300
10/23/98 -	6/30/99	500,000	500,000
7/29/96 -	3/31/97	250,000	93,100

* As of August 6, 2003

46